                                                                    Exhibit 99.4

                          NOTICE OF GUARANTEED DELIVERY

                                       FOR

              TENDER OF ALL OUTSTANDING 9 3/8% SENIOR NOTES DUE 2013
                                 IN EXCHANGE FOR
                         NEW 9 3/8% SENIOR NOTES DUE 2013
           WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933

                                       OF

                               TRW AUTOMOTIVE INC.

     Registered holders of outstanding 9 3/8% Senior Notes due 2013 (the
"Outstanding Notes") who wish to tender their Outstanding Notes in exchange for a like principal amount of new 9 3/8% Senior Notes due 2013 (the "Exchange
Notes") and whose Outstanding Notes are not immediately available or who cannot deliver their Outstanding Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to The Bank of New York (the
"Exchange Agent") prior to the Expiration Date, may use this Notice of
Guaranteed Delivery or one substantially equivalent hereto. This Notice of
Guaranteed Delivery may be delivered by hand or sent by facsimile transmission
(receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mailed to the Exchange Agent. See "The Exchange offers--Procedures for tendering" in the Prospectus.

                             The Exchange Agent is:

                              THE BANK OF NEW YORK

For Delivery by Registered or                  By Hand Delivery:
 Overnight Courier Delivery:

    The Bank of New York                     The Bank of New York
   Reorganization Section                     101 Barclay Street
   101 Barclay Street - 7E              Corporate Trust Services Window
  New York, New York 10286                       Ground Level
     Attn: Diane Amoroso                   New York, New York 10286
                                    Attn:  Diane Amoroso, Reorganization Section

                                  By Facsimile:

                                 (212) 298-1915

                  For Information or Confirmation by Telephone:

                                 (212) 815-3738

     Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above or transmission via a facsimile transmission to a number other than as set forth above will not constitute a valid delivery.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Guarantor Institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the
Letter of Transmittal for Guarantee of Signatures.

Ladies and Gentlemen:

     The undersigned hereby tenders the principal amount of Outstanding Notes indicated below, upon the terms and subject to the conditions contained in the
Prospectus dated             , 2003 of TRW Automotive Inc. (the "Prospectus"),
receipt of which is hereby acknowledged.

                    DESCRIPTION OF OUTSTANDING NOTES TENDERED

                                                                   CERTIFICATE
                                                                    NUMBER(S)
                                                                 OF OUTSTANDING
                                       NAME AND ADDRESS OF            NOTES
                                      REGISTERED HOLDER AS        TENDERED (OR
                                        IT APPEARS ON THE       ACCOUNT NUMBER AT       PRINCIPAL AMOUNT
                                        OUTSTANDING NOTES          BOOK-ENTRY            OF OUTSTANDING
 NAME OF TENDERING  HOLDER               (PLEASE PRINT)             FACILITY)            NOTES TENDERED
 -------------------------            ---------------------     -----------------       -----------------

                                    SIGN HERE

Name of Registered or Acting Holder:
                                    --------------------------------------------

Signature(s):
             -------------------------------------------------------------------

Name(s) (please print):
                       ---------------------------------------------------------

Address:
        ------------------------------------------------------------------------

Telephone Number:
                 ---------------------------------------------------------------

Date:
     ---------------------------------------------------------------------------

     If Outstanding Notes will be tendered by book-entry transfer, provide the following information:

     DTC Account Number:
                        ---------------------------------------

     Date:
          -----------------------------------------------------

                                       2

                    THE FOLLOWING GUARANTEE MUST BE COMPLETED

                              GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth on the reverse hereof, the certificates representing the
Outstanding Notes (or a confirmation of book-entry transfer of such Outstanding
Notes into the Exchange Agent's account at the book-entry transfer facility), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock
Exchange trading days after the Expiration Date (as defined in the Letter of
Transmittal).

Name of Firm:
             -----------------------------------------------           ---------------------------------------------------
                                                                       (AUTHORIZED SIGNATURE)

Address:                                                               Title:
        ----------------------------------------------------                 ---------------------------------------------

                                                                       Name:
------------------------------------------------------------                ----------------------------------------------
                           (ZIP CODE)                                                  (PLEASE TYPE OR PRINT)

Area Code and Telephone No.:

                                                                       Date:
------------------------------------------------------------                ----------------------------------------------

NOTE: DO NOT SEND OUTSTANDING NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY.  OUTSTANDING NOTES SHOULD BE SENT WITH YOUR
      LETTER OF TRANSMITTAL.

                                       3